EXHIBIT 99.1

T & L CREATIVE SALADS, INC.

FINANCIAL REPORT

DECEMBER 31, 2020

WITH INDEPENDENT AUDITORS’ REPORT

T & L CREATIVE SALADS, INC.

FOR THE YEAR ENDED DECEMBER 31, 2020

C O N T E N T S

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors

T & L Creative Salads, Inc.

148 Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have audited the accompanying balance sheet of T & L Creative Salads, Inc., as of December 31, 2020, and the related statement of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

1

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T & L Creative Salads, Inc. as of December 31, 2020, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DeVito & Co., LLC

Florham Park, NJ

March 7, 2022

2

T&L CREATIVE SALADS INC.

BALANCE SHEET - DECEMBER 31, 2020

ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	1,026,091
Accounts Receivable - Net of Allowance for Doubtful Accounts of $150,000	1,347,548
Inventory	776,932
Total Current Assets		3,150,571

PROPERTY AND EQUIPMENT:
Machinery and Equipment	3,723,943
Leasehold Improvements	1,668,962
Total	5,392,905
Less: Accumulated Depreciation	2,813,889	2,579,016

OTHER ASSETS
Related Party Loans	916,527
Other Assets	12,863	929,390

TOTAL ASSETS		6,658,977

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current Portion of Long Term Debt	336,138
Accounts Payable and Accrued Expenses	515,788
Total Current Liabilities		851,926

LONG TERM DEBT - Net of Current Portion		2,106,344

COMMITMENTS AND CONTIGENCIES

STOCKHOLDERS’ EQUITY
Common Stock - No Par Value, 200 Shares Authorized, 30 Shares Issued and Outstanding	3,000
Retained Earnings	3,697,707

TOTAL STOCKHOLDERS’ EQUITY		3,700,707

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		6,658,977

See notes to financial statements.

3

T&L CREATIVE SALADS, INC.

STATEMENT OF INCOME AND RETAINED

EARNINGS FOR THE YEAR ENDED

DECEMBER 31, 2020

NET SALES	18,963,494
COST OF GOODS SOLD	16,619,835
GROSS PROFIT	2,343,659
OPERATING EXPENSES	1,780,909
INCOME FROM OPERATIONS	562,750
INTEREST EXPENSE	89,023
NET INCOME BEFORE TAXES	473,727
STATE AND CITY TAXES	30,561
NET INCOME	443,166
RETAINED EARNINGS - Beginning	3,356,039
LESS: DIVIDEND	(101,498)
RETAINED EARNINGS - Ending	3,697,707

See notes to financial statements.

4

T&L CREATIVE SALADS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income		443,166
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation and Amortization	447,002
Bad Debt	25,000
Net Change in Operating Assets and Liabilities:
Accounts Receivable	727,646
Inventory	(67,239)
Accounts Payable and Accrued Expenses	(735,171)
Net Cash Provided by Operating Activities		397,238

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(63,333)
Advances of Related Party Loans	(100,076)
Dividend	(101,498)
Net Cash Used by Investing Activities		(264,907)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances of Long Term Debt - PPP Loan	796,042
Payment of Long Term Debt	(417,613)
Net Cash Provided by Financing		378,429

NET INCREASE IN CASH AND CASH EQUIVALENTS		953,926

CASH AND CASH EQUIVALENTS - Beginning		72,165

CASH AND CASH EQUIVALENTS - Ending		1,026,091

See notes to financial statements.

5

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

T & L Creative Salad, Inc. (“T&L”) was organized under the laws of the State of New York on March 2, 1988 and has elected to be taxed as a S Corporation on January 1, 2001. The company has a year-ended December 31.

T&L is a premier gourmet food manufacturer and distributor. The company manufactures a full line of foods for retail food chains and mass market club stores, delis, bagel stores, caterers and distributors. T&L uses high-quality meats, seafood and vegetables, prepared to meet the standards set forth by the USDA and the FDA. T&L actively sells its salads and prepared products to over 250 delis, bagel shops, smaller retail accounts and food distributors in the New York metropolitan area, representing over 35% of T&L’s current sales volume.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates and assumptions impact, among others, an allowance for doubtful accounts, inventory obsolescence, and other unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

T&L considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

6

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Risks and Uncertainties:

T&L operates in an industry that is subject to intense competition and change in consumer demand. T&L’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. T&L has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the T&L competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with T&L’s distribution of the product. These factors, among others, make it difficult to project T&L’s operating results on a consistent basis.

T&L maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. As of December 31, 2020 the Company had a Allowance for Doubtful Accounts of $150,000.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on December 31, 2020, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

7

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Income Taxes:

T&L is treated as a S Corporation for federal and state income tax purposes. Consequently, T&L does not pay federal and state income taxes, but does pay city taxes. Instead, the stockholders’ include T&L’s taxable net income or loss on their personal tax returns.

T&L adopted the income tax standard for uncertain tax positions. As a result of the implementation, T&L has evaluated its tax position and determined it has no uncertain tax positions as of December 31, 2020. T&L classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

T&L’s federal income tax returns for 2018, 2019 and 2020 are subject to examination by the IRS and other state taxing authorities for three years after they were filed.

Revenue Recognition Policy:

T&L derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. T&L reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, T&L elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

T&L promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. T&L derives these estimates principally on historical utilization and redemption rates. T&L does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

8

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition Policy: - (continued)

Payment terms in T & L’s invoices are based on the billing schedule established in contracts and purchase orders with customers. T & L recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

T&L does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of T & L’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the period ended December 31, 2020 was approximately $11,000.

Subsequent Events:

Management has evaluated subsequent events and transactions through March 7, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

9

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to stockholders.

T&L conducts business as a contract packager and manufacturer for a related company. Related company sales and accounts receivable for December 31, 2020, was $607,647 and $32,907, respectfully.

T&L leases its facility from related parties on a month-to-month basis. Lease expense for the year ended December 31, 2020, was $114,824. It also shares office and warehouse space with a related company.

NOTE 3 - LONG-TERM DEBT:

Long-term debt consists of the following:

Notes Payable Installment Agreements – Payable in monthly installments in the aggregate of approximately $35,000 that include interest ranging from 4.5% to 5.0%, maturing through February 2025.	1,646,440

Note Payable SBA PPP
Unsecured Interest payable at 1.00%, maturing May 2022.	796,042
2,442,482
Less: Current Portion	336,138

TOTAL LONG-TERM DEBT	$2,106,344

These loans are secured by the Stockholders personal guarantees, a UCC-1 Blanket on all company assets and a 2nd mortgage on real property.

Future maturities of long-term debt are as follows:

Year Ending December 31,
2021	336,138
2022	1,138,938
2023	358,648
2024	375,125
2025	233,633
Thereafter	$2,442,482

10

T&L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 4 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

T&L has operating truck and automobile leases with monthly aggregate payments of $9,559 plus fuel, maintenance and excess mileage fees which expires in October 2022 and April 2023.

Aggregate minimum annual lease payments are as follows:

Year Ending December 31,
2021	114,704
2022	114,704
2023	38,235
$267,643

Lease expenses was approximately $115,000 for the year ended December 31, 2020 and is reported with the Other Factory Overhead in these financial statements.

NOTE 4 - COMMITMENTS AND CONTINGENCIES:

T&L is obligated to pay a consulting fee, the sum of $2,250 weekly to the founder and former stockholder, commencing July 23, 2018 and for each week thereafter for the remainder of the founders’ life. The consulting payments terminate in full upon the death of the founder. Due to the sale of T&L’s assets in December 2021 a final lump sum of approximately $1.4 million dollars was paid as full consideration of any remaining consulting obligation.

NOTE 5 - CONCENTRATIONS OF BUSINESS RISK:

T&L has major customers that aggregated approximately 59% of total revenue and 80% of total accounts receivable as of December 31, 2020.

NOTE 6 - RETIREMENT PLAN:

T&L sponsors a 401(k) and profit-sharing plan which covers all employees who meet certain age and eligibility requirements. The Company does not match contributions but may make a discretionary contribution. No discretionary contributions were made for the year ended December 31, 2020.

NOTE 6 – OTHER MATTERS:

Covid - 19 Pandemic:

As a means of aiding businesses hurt by the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was signed into law in March 2020 in response to the coronavirus emergency. The CARES Act provided a variety of payroll tax relief options to employers as an incentive to retain employees during the coronavirus emergency. These funds are being administered as loans and are backed by the Small Business Administration through the Paycheck Protection Program (PPP). These loans are eligible for forgiveness if certain payroll, rent and other facility expenses are met over an 8- or 24-week period after the loan is received. The Company received a Paycheck Protection Program Loan on May 6, 2020, for $796,042. On June 11, 2021, the Company received forgiveness of the loan, with accrued interest, therefore the loan will be included as income on the financial statements as PPP Loan Forgiveness for the year ended December 31, 2021.

11

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

T & L Creative Salads, Inc.

148 Allen Boulevard

Farmingdale, NY 11735

We have audited the financial statements of T & L Creative Salads, Inc. as of and for the year ended December 31, 2020, and our report thereon dated March 7, 2022, which expressed an unmodified opinion on those financial statements, appears on pages 1 through 2. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of costs of goods sold and operating expenses, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

DeVito & Co., LLC

Florham Park, NJ

March 7, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

12

T & L CREATIVE SALADS, INC

SCHEDULE OF COST OF GOODS SOLD

FOR THE YEAR ENDED DECEMBER 31, 2020

INVENTORY - Beginning	709,693
Purchases	10,945,179
Cost of Labor	2,631,708
Depreciation	447,002
Other Factory Overhead	2,663,185
Total Cost of Goods Available for Sale	17,396,767
Less: INVENTORY - Ending	776,932
TOTAL COST OF SALES	16,619,835

13

T & L CREATIVE SALADS, INC.

SCHEDULE OF OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2020

Payroll	772,740
Payroll Taxes	64,170
Selling	343,781
Legal and Pofessional	273,045
Insurance	213,051
Telephone	18,547
Computer and Internet	58,939
Office	32,649
Miscellaneous	3,987
TOTAL OPERATING EXPENSES		1,780,909

14

OLIVE BRANCH FOODS, LLC.

FINANCIAL REPORT

DECEMBER 31, 2020

WITH INDEPENDENT AUDITORS’ REPORT

OLIVE BRANCH FOODS, LLC.

FOR THE YEAR ENDED DECEMBER 31, 2020

C O N T E N T S

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Olive Branch Foods,

LLC 148 Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have audited the accompanying balance sheet of Olive Branch Foods, LLC as of December 31, 2020, and the related statement of income and members’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

1

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Olive Branch Foods, LLC as of December 31, 2020, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DeVito & Co., LLC

Florham Park, NJ

March 7, 2022

2

OLIVE BRANCH FOODS LLC

BALANCE SHEET - DECEMBER 31, 2020

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents	67,587
Accounts Receivable - Net of Allowance for Doubtful Accounts of $5,000	366,540
Inventory	193,757
Total Current Assets		627,884

PROPERTY AND EQUIPMENT:
Machinery and Equipment	68,415
Less: Accumulated Depreciation	68,415	-

OTHER ASSETS:
Related Party Loans		185,717

TOTAL ASSETS		813,601

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	569,585
Total Current Liabilities		569,585

COMMITMENTS AND CONTIGENCIES

MEMBERS’ EQUITY		244,016

TOTAL LIABILITIES AND MEMBERS’ EQUITY		813,601

See notes to financial statements.

3

OLIVE BRANCH FOODS, LLC

STATEMENT OF INCOME AND MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2020

NET SALES	3,322,141
COST OF GOODS SOLD	2,973,323
GROSS PROFIT	348,818
OPERATING EXPENSES	81,473
NET INCOME	267,345
MEMBERS’ DEFICIT - Beginning	(23,329)
MEMBERS’ EQUITY - Ending	244,016

See notes to financial statement.

4

OLIVE BRANCH FOODS, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income		267,344
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation	20,830
Net Change in Operating Assets and Liabilities:
Accounts Receivable	(125,336)
Inventory	(88,223)
Accounts Payable and Accrued Expenses	11,300	(181,429)
Net Cash Provided by Operating Activities		85,915

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(20,830)
Advances to Affiliates	(2,831)
Security Deposit	5,000
Net Cash Used by Investing Activities		(18,661)

NET INCREASE IN CASH AND CASH EQUIVALENTS		67,254

CASH AND CASH EQUIVALENTS - Beginning		333

CASH AND CASH EQUIVALENTS - Ending		67,587

See notes to financial statements.

5

OLIVE BRANCH FOODS, LLC. NOTES

TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

Olive Branch Foods, LLC (“OBF”) was organized under the laws of the State of New York on June 1, 2015 as a Limited Liability Company.

OBF is a distributor in the New York metropolitan area of olives, olive mixes, and savory products to a limited number of large retail customers, primarily in pre-packaged containers.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

OBF considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Risks and Uncertainties:

OBF operates in an industry that is subject to intense competition and change in consumer demand. OBF’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. OBF has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the OBF competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with OBF’s distribution of the product. These factors, among others, make it difficult to project OBF’s operating results on a consistent basis.

6

OLIVE BRANCH FOODS, LLC. NOTES

TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

OBF maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on December 31, 2020, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

Income Taxes:

OBF is treated as a Partnership for federal and state income tax purposes. Consequently, OBF does not pay federal and state income taxes. Instead, the stockholders’ include OBF’s taxable net income or loss on their personal tax returns.

OBF adopted the income tax standard for uncertain tax positions. As a result of the implementation, T & L has evaluated its tax position and determined it has no uncertain tax positions as of December 31, 2020. OBF classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

OBF’s federal income tax return for 2018, 2019 and 2020 are subject to examination by the IRS and other state taxing authorities, generally for three years after it was filed.

7

OLIVE BRANCH FOODS, LLC. NOTES

TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition:

OBF derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. OBF reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, OBF elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

OBF promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. OBF derives these estimates principally on historical utilization and redemption rates. OBF does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

Payment terms in the OBF’s invoices are based on the billing schedule established in contracts and purchase orders with customers. OBF recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

OBF does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of the OBF’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

8

OLIVE BRANCH FOODS, LLC. NOTES

TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the period ended December 31, 2020 was approximately $1,000.

Subsequent Events:

Management has evaluated subsequent events and transactions through March 7, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to members.

OBF conducts business with a contract packager and manufacturer which is a related company. Related company purchases and accounts payable for December 31, 2020, was $607,647 and $32,907, respectfully.

OBF has no operating building lease but shares office and warehouse space with a related company.

NOTE 3 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

NOTE 4 - CONCENTRATIONS OF BUSINESS RISK:

The company had major customers for the period ended December 31, 2020, that aggregated approximately 90% of its revenue. Accounts receivable due from these major customers was approximately 90% of the company’s total accounts receivable as of December 31, 2020.

9

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

Olive Branch Foods, LLC

148 Allen Boulevard

Farmingdale, NY 11735

We have audited the financial statements of Olive Branch Foods, LLC as of and for the year ended December 31, 2020, and our report thereon dated March 7, 2022, which expressed an unmodified opinion on those financial statements, appears on pages 1 through 2. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of costs of goods sold and operating expenses, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

DeVito & Co., LLC

Florham Park, NJ
March 7, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

10

OLIVE BRANCH FOODS, LLC

SCHEDULE OF COST OF GOODS SOLD

FOR THE YEAR ENDED DECEMBER 31, 2020

INVENTORY - Beginning	105,534
Purchases	1,954,281
Depreciation	20,830
Contract Packaging	616,155
Other Costs - Overhead	470,280
Total Cost of Goods Available for Sale	3,167,080
Less: INVENTORY - Ending	193,757
TOTAL COST OF GOODS SOLD	2,973,323

11

OLIVE BRANCH FOODS, LLC

SCHEDULE OF OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2020

Selling	61,020
Insurance	9,325
Filing Fees	1,650
Office	3,855
Miscellaneous	5,623
TOTAL OPERATING EXPENSES	81,473

12

T & L CREATIVE SALADS, INC.

FINANCIAL REPORT

DECEMBER 31, 2019

WITH INDEPENDENT AUDITORS’ REPORT

T & L SALADS, INC.

FOR THE YEAR ENDED DECEMBER 31, 2019

C O N T E N T S

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors

T & L Creative Salads, Inc.

148 Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have audited the accompanying balance sheet of T & L Creative Salads, Inc., as of December 31, 2019, and the related statement of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

1

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T & L Creative Salads, Inc. as of December 31, 2019, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DeVito & Co., LLC

Florham Park, NJ
March 4, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

2

T&L CREATIVE SALADS, INC.

BALANCE SHEET - DECEMBER 31, 2019

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents	72,165
Accounts Receivable - Net of Allowance for Doubtful Accounts of $150,000	2,100,194
Inventory	709,693
Total Current Assets		2,882,052

PROPERTY AND EQUIPMENT:
Machinery and Equipment	3,660,610
Leasehold Improvements	1,668,962
Total	5,329,572
Less: Accumulated Depreciation	2,368,303	2,961,269
OTHER ASSETS
Related Party Loans	816,451
Other Assets	14,279	830,730
TOTAL ASSETS		6,674,051

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current Portion of Long Term Debt	488,436
Accounts Payable and Accrued Expenses	1,250,959
Total Current Liabilities		1,739,395

LONG TERM DEBT - Net of Current Portion		1,575,617

COMMITMENTS AND CONTIGENCIES

STOCKHOLDERS’ EQUITY
Common Stock - No Par Value, 200 Shares Authorized, 30 Shares Issued and Outstanding	3,000
Retained Earnings	3,356,039

TOTAL STOCKHOLDERS’ EQUITY		3,359,039

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		6,674,051

See notes to financial statements.

3

T&L CREATIVE SALADS, INC.

STATEMENT OF INCOME AND RETAINED

EARNINGS FOR THE YEAR ENDED

DECEMBER 31, 2019

NET SALES	16,991,391

COST OF GOODS SOLD	14,918,823

GROSS PROFIT	2,072,568

OPERATING EXPENSES	1,586,508

INCOME FROM OPERATIONS	486,060

INTEREST EXPENSE	102,622

NET INCOME BEFORE TAXES	383,438

STATE AND CITY TAXES	15,790

NET INCOME	367,648

RETAINED EARNINGS - Beginning	3,039,085

LESS: DIVIDEND	(50,694)

RETAINED EARNINGS - Ending	3,356,039

See notes to financial statements.

4

T&L SALADS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income		367,648
Adjustments to Reconcile Net Income to Net Cash
Used by Operating Activities:
Depreciation and Amortization	496,340
Bad Debt	25,000
Net Change in Operating Assets and Liabilities:
Accounts Receivable	(1,273,775)
Inventory	(209,693)
Accounts Payable and Accrued Expenses	550,068
Net Cash Used by Operating Activities		(412,060)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(142,832)
Dividend	(50,694)
Net Cash Used by Investing Activities		(193,526)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances of Note Payable - Bank	121,804
Repayment of Related Party Loans	20,222
Net Cash Provided by Financing		142,026

NET DECREASE IN CASH AND CASH EQUIVALENTS		(95,912)

CASH AND CASH EQUIVALENTS - Beginning		168,077

CASH AND CASH EQUIVALENTS - Ending		72,165

See notes to financial statements.

5

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

T & L Creative Salad, Inc. (“T&L”) was organized under the laws of the State of New York on March 2, 1988 and has elected to be taxed as a S Corporation on January 1, 2001. The company has a year-ended December 31.

T&L is a premier gourmet food manufacturer and distributor. The company manufactures a full line of foods for retail food chains and mass market club stores, delis, bagel stores, caterers and distributors. T&L uses high-quality meats, seafood and vegetables, prepared to meet the standards set forth by the USDA and the FDA. T&L actively sells its salads and prepared products to over 250 delis, bagel shops, smaller retail accounts and food distributors in the New York metropolitan area, representing over 35% of T&L’s current sales volume.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates and assumptions impact, among others, an allowance for doubtful accounts, inventory obsolescence, and other unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

T&L considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

6

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Risks and Uncertainties:

T&L operates in an industry that is subject to intense competition and change in consumer demand. T&L’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. T&L has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the T&L competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with T&L’s distribution of the product. These factors, among others, make it difficult to project T&L’s operating results on a consistent basis.

T&L maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. As of December 31, 2019 the Company had a Allowance for Doubtful Accounts of $150,000.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on December 31, 2019, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

7

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Income Taxes:

T&L is treated as a S Corporation for federal and state income tax purposes. Consequently, T&L does not pay federal and state income taxes, but does pay city taxes. Instead, the stockholders’ include T&L’s taxable net income or loss on their personal tax returns.

T&L adopted the income tax standard for uncertain tax positions. As a result of the implementation, T&L has evaluated its tax position and determined it has no uncertain tax positions as of December 31, 2019. T&L classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

T&L’s federal income tax returns for 2017, 2018 and 2019 are subject to examination by the IRS and other state taxing authorities for three years after they were filed.

Revenue Recognition Policy:

T&L derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. T&L reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, T&L elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

T&L promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. T&L derives these estimates principally on historical utilization and redemption rates. T&L does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

8

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition Policy: - (continued)

Payment terms in T & L’s invoices are based on the billing schedule established in contracts and purchase orders with customers. T & L recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

T&L does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of T & L’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the period ended December 31, 2019 was approximately $7,600.

9

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Subsequent Events:

Management has evaluated subsequent events and transactions through March 4, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to stockholders.

T&L conducts business as a contract packager and manufacturer for a related company. Related company sales and accounts receivable for December 31, 2019, was $388,000 and $200,833, respectfully.

T&L leases its facility from related parties on a month-to-month basis. Lease expense for the year ended December 31, 2019, was $114,824.

NOTE 3 - LONG-TERM DEBT:

Long-term debt consists of the following:

Notes Payable Installment Agreements – Payable in monthly installments in the aggregate of approximately $35,000 that include interest ranging from 4.5% to 5.0%, maturing through February 2025.	1,889,053

Note Payable Bank - Line of Credit
Interest payable at 5.00%, maturing 2025	175,000	-
	2,064,053
Less: Current Portion	488,436

TOTAL LONG-TERM DEBT	$1,575,617

10

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 3 - LONG-TERM DEBT: (continued)

These loans are secured by the Stockholders personal guarantees, a UCC-1 Blanket on all company assets and a 2nd mortgage on real property.

Future maturities of long-term debt are as follows:

Year Ending December 31,
2020	488,436
2021	327,835
2022	342,896
2023	358,648
2024	375,125
2025	171,113
Thereafter	$2,064,053

NOTE 4 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

T&L has operating truck and automobile leases with monthly aggregate payments of $9,559 plus fuel, maintenance and excess mileage fees which expires in October 2022 and April 2023.

Aggregate minimum annual lease payments are as follows:

Year Ending December 31,
2020	114,704
2021	114,704
2022	114,704
2023	38,235
$382,347

Lease expenses was approximately $115,000 for the year ended December 31, 2019 and is reported with the Other Factory Overhead in these financial statements.

11

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 4 - COMMITMENTS AND CONTINGENCIES: (Continued)

T&L is obligated to pay a consulting fee, the sum of $2,250 weekly to the founder and former stockholder, commencing July 23, 2018 and for each week thereafter for the remainder of the founders’ life. The consulting payments terminate in full upon the death of the founder. Due to the sale of T&L’s assets in December 2021 a final lump sum of approximately $1.4 million dollars was paid as full consideration of any remaining consulting obligation.

NOTE 5 - CONCENTRATIONS OF BUSINESS RISK:

T&L has major customers that aggregated approximately 59% of total revenue and 80% of total accounts receivable as of December 31, 2019.

NOTE 6 - RETIREMENT PLAN:

T&L sponsors a 401(k) and profit-sharing plan which covers all employees who meet certain age and eligibility requirements. The Company does not match contributions but may make a discretionary contribution. No discretionary contributions were made for the year ended December 31, 2019.

12

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

T & L Creative Salads, Inc.

148 Allen Boulevard

Farmingdale, NY 11735

We have audited the financial statements of T & L Creative Salads, Inc. as of and for the year ended December 31, 2019, and our report thereon dated March 4, 2022, which expressed an unmodified opinion on those financial statements, appears on pages 1 through 2. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of costs of goods sold and operating expenses, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

DeVito & Co., LLC

Florham Park, NJ
March 4, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

13

T & L CREATIVE SALADS, INC

SCHEDULE OF COST OF GOODS SOLD

FOR THE YEAR ENDED DECEMBER 31, 2019

INVENTORY - Beginning	500,000
Purchases	10,065,387
Cost of Labor	2,052,029
Depreciation	496,340
Other Factory Overhead	2,514,760
Total Cost of Goods Available for Sale	15,628,516
Less: INVENTORY - Ending	709,693
TOTAL COST OF SALES	14,918,823

14

T & L CREATIVE SALADS, INC. SCHEDULE OF OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2019

Payroll	612,789
Payroll Taxes	76,958
Selling	364,323
Legal and Pofessional	241,427
Insurance	212,151
Telephone	18,894
Computer and Internet	10,124
Office	25,903
Miscellaneous	23,939
TOTAL OPERATING EXPENSES		1,586,508

15

OLIVE BRANCH FOODS, LLC.

FINANCIAL REPORT

DECEMBER 31, 2019

WITH INDEPENDENT AUDITORS’ REPORT

OLIVE BRANCH FOODS, LLC.

FOR THE YEAR ENDED DECEMBER 31, 2019

C O N T E N T S

DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Olive Branch Foods, LLC 148 Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have audited the accompanying balance sheet of Olive Branch Foods, LLC as of December 31, 2019, and the related statement of operations and members’ deficit and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Olive Branch Foods, LLC as of December 31, 2019, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DeVito & Co., LLC

Florham Park, NJ

March 4, 2022

2

OLIVE BRANCH FOODS LLC

BALANCE SHEET - DECEMBER 31, 2019

ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	333
Accounts Receivable - Net of Allowance for Doubtful Accounts of $5,000	241,204
Inventory	105,534
Total Current Assets		347,071

PROPERTY AND EQUIPMENT:
Machinery and Equipment	47,584
Less: Accumulated Depreciation	47,584	-

OTHER ASSETS:
Related Party Loans	182,886
Security Deposit	5,000	187,886
TOTAL ASSETS		534,957

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	558,286
Total Current Liabilities		558,286

COMMITMENTS AND CONTIGENCIES

MEMBERS’ DEFICIT		(23,329)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT		534,957

See notes to financial statement.

3

OLIVE BRANCH FOODS, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2019

NET SALES	1,104,966
COST OF GOODS SOLD	1,347,387
GROSS LOSS	(242,421)
OPERATING EXPENSES	98,076
NET LOSS FROM OPERATIONS	(340,497)
MEMBERS’ EQUITY - Beginning	317,168
MEMBERS’ DEFICIT - Ending	(23,329)

See notes to financial statement.

4

OLIVE BRANCH FOODS, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss from Operations		(340,497)
Adjustments to Reconcile Net Loss to Net Cash
Provided by Operating Activities:
Depreciation	29,159
Bad Debt Allowance	5,000
Net Change in Operating Assets and Liabilities:
Accounts Receivable	4,166
Inventory	20,433
Accounts Payable and Accrued Expenses	314,514	373,272
Net Cash Provided by Operating Activities		32,775
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(29,159)
Advances to Affiliates	(25,549)
Net Cash Used by Investing Activities		(54,708)
NET DECREASE IN CASH AND CASH EQUIVALENTS		(21,933)

CASH AND CASH EQUIVALENTS - Beginning		22,266

CASH AND CASH EQUIVALENTS – Ending		333

See notes to financial statements.

5

OLIVE BRANCH FOODS, LLC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

Olive Branch Foods, LLC. (“OBF”) was organized under the laws of the State of New York on June 1, 2015 as a Limited Liability Company.

OBF is a distributor in the New York metropolitan area of olives, olive mixes, and savory products to a limited number of large retail customers, primarily in pre-packaged containers.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

OBF considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Risks and Uncertainties:

OBF operates in an industry that is subject to intense competition and change in consumer demand. OBF’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. OBF has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the OBF competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with OBF’s distribution of the product. These factors, among others, make it difficult to project OBF’s operating results on a consistent basis.

OBF maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

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OLIVE BRANCH FOODS, LLC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on December 31, 2019, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

Income Taxes:

OBF is treated as a Partnership for federal and state income tax purposes. Consequently, OBF does not pay federal and state income taxes. Instead, the stockholders’ include OBF’s taxable net income or loss on their personal tax returns.

OBF adopted the income tax standard for uncertain tax positions. As a result of the implementation, T & L has evaluated its tax position and determined it has no uncertain tax positions as of December 31, 2019. OBF classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

OBF’s federal income tax return for 2017, 2018 and 2019 are subject to examination by the IRS and other state taxing authorities, generally for three years after it was filed.

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OLIVE BRANCH FOODS, LLC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition:

OBF derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. OBF reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, OBF elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

OBF promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. OBF derives these estimates principally on historical utilization and redemption rates. OBF does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

Payment terms in the OBF’s invoices are based on the billing schedule established in contracts and purchase orders with customers. OBF recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

OBF does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of the OBF’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

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OLIVE BRANCH FOODS, LLC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the period ended December 31, 2019 was approximately $1,565.

Subsequent Events:

Management has evaluated subsequent events and transactions through March 7, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to members.

OBF conducts business with a contract packager and manufacturer which is a related company. Related company purchases and accounts payable for December 31, 2019, was $607,647 and $32,907, respectfully.

OBF has no operating facility lease, but shares office and warehouse space with a related company.

NOTE 3 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

NOTE 4 - CONCENTRATIONS OF BUSINESS RISK:

The company had major customers for the period ended December 31, 2019, that aggregated approximately 90% of its revenue. Accounts receivable due from these major customers was approximately 90% of the company’s total accounts receivable as of December 31, 2019.

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DeVito & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

Olive Branch Foods, LLC 148 Allen Boulevard

Farmingdale, NY 11735

We have audited the financial statements of Olive Branch Foods, LLC as of and for the year ended December 31, 2019, and our report thereon dated March 4, 2022, which expressed an unmodified opinion on those financial statements, appears on pages 1 through 2. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of costs of goods sold and operating expenses, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

DeVito & Co., LLC

Florham Park, NJ

March 4, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com .. www.devitocpa.com

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OLIVE BRANCH FOODS, LLC

SCHEDULE OF COST OF GOODS SOLD

FOR THE YEAR ENDED DECEMBER 31, 2019

INVENTORY - Beginning	125,967
Purchases	1,047,326
Depreciation	29,159
Other Costs - Overhead	250,469
Total Cost of Goods Available for Sale	1,452,921
Less: INVENTORY - Ending	105,534
TOTAL COST OF GOODS SOLD	1,347,387

See independent auditors’ report on supplementary information.

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OLIVE BRANCH FOODS, LLC

SCHEDULE OF OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2019

Selling	65,397
Insurance	7,109
Filing Fees	1,927
Bad Debt	5,000
Office	5,957
Miscellaneous	12,686
TOTAL OPERATING EXPENSES	98,076

See independent auditors’ report on supplementary information.

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